UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 30, 2020

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-34087	52-1889548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220 Bethesda, MD		20814
(Address of Principal Executive Offices)		(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of cach class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2020 Condor Hospitality Trust, Inc. (the “Company”), Condor Hospitality Limited Partnership (the “Operating Partnership” and together with the Company, the “Company Parties”), NHT Operating Partnership, LLC (“Parent”), NHT REIT Merger Sub, LLC (“Merger Sub”) and NHT Operating Partnership II, LLC (“Merger OP” and, collectively with Parent and Merger Sub, the “Parent Parties”), entered into Amendment No. 3 (the “Third Amendment”) to that certain Agreement and Plan of Merger, dated as of July 19, 2019 (as amended, the “Merger Agreement”), by and among the Company, the Operating Partnership, Parent, Merger Sub and Merger OP.

Pursuant to the Third Amendment, the parties have agreed as follows:

•	the closing of the mergers (the “Closing”) shall occur on Friday, February 28, 2020, subject to further extension by the Parent Parties to March 16, 2020;

•	the previous “end date” for the Merger Agreement is changed to February 28, 2020, or, if the Closing is further extended by the Parent Parties pursuant to the Third Amendment, to March 16, 2020;

•	the Closing is expressly conditioned on the closing by the applicable subsidiaries of the Company of the acquisition of the equity interests of the Atlanta JV (as defined in the Merger Agreement);

•

the Closing may be extended by Parent Parties to March 16, 2020 upon deposit by Parent of an additional $2 million of escrowed funds, to be used to fund, as applicable, a portion of the merger consideration or the Parent termination fee, and;

•	simultaneously with the execution of the Third Amendment, the parties will enter into a letter agreement with respect to certain business matters.

The foregoing description of the Third Amendment is not complete and is qualified in its entirety by reference to the Third Amendment, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

2.2	Amendment No. 3 dated as of January 30, 2020 to Agreement and Plan of Merger, dated as of July 19, 2019, by and among NHT Operating Partnership, LLC, NHT REIT Merger Sub, LLC, NHT Operating Partnership II, LLC, Condor Hospitality Trust, Inc. and Condor Hospitality Limited Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: January 30, 2020	By:	/s/ J. William Blackham
	Name:	J. William Blackham
	Title:	President and Chief Executive Officer